UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 10, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                      1-13925                     38-3389456
(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On September 10, 2003, Championship Auto Racing Teams, Inc. (the "Company") and Open Wheel Racing Series LLC announced that they have signed a definitive agreement providing for Open Wheel Racing Series LLC to acquire the Company for cash equivalent to $0.56 per share, based on the number of shares of the Company's common stock currently outstanding. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Exhibits

Exhibit         Description

99.1   Press release dated September 10, 2003.
99.2 Agreement and Plan of Merger, dated as of September 10, 2003, among Open Wheel Racing Series LLC, Open Wheel Racing Acquisition Corporation and Championship Auto Racing Teams, Inc.
99.3 Guarantee Agreement, dated as of September 10, 2003, by and among Kevin Kalkhoven, Paul Gentilozzi, Gerald R. Forsythe and Championship Auto Racing Teams, Inc.


                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of September, 2003.

                                       CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                       By: /s/ Thomas L. Carter
                                           -----------------------------------
                                           Thomas L. Carter,
                                           Chief Financial Officer